Board of Directors
MarketShare Resources, Inc.
33 South Service Road
Suite 111
Jericho, New York 11753

Gentlemen:

The undersigned is presently a stockholder of MarketShare Recovery, Inc., a Delaware Corporation (the "Company") which is the parent corporation of bioMETRX Technologies, Inc., also a Delaware corporation. The undersigned is the owner and holder of certain number of shares of bioMETRX Technologies, Inc., and Warrants which, when converted into shares of MarketShare Recovery, Inc. may result in the undersigned being the beneficial owner and/or holder of five (5) or more percent of the outstanding shares of the Company.

I hereby tender this subscription and apply to purchase an additional Two Million Two Hundred Fifty Thousand (2,250,000) shares of MarketShare Recovery, Inc. (the "Shares") under the terms and conditions set forth below:

1. The undersigned hereby agrees to contribute to the capital of the Company the sum of Four Hundred Fifty Thousand Dollars ($450,000.00), by immediate wire transfer for the Shares which represents a purchase price of $0.20 per share for each of the Shares subscribed for. The wire transfer shall be to the account of Weber & Pullin, LLP Attorney IOLA Escrow Account, North Fork Bank, 7600 Jericho Turnpike, Woodbury, New York 11797, account number 4524012566, ABA number 021407912. The proceeds of the wire transfer shall be immediately available to the Company.

2. The undersigned understands that this subscription may be rejected by the Company for any reason, and that, in the event this subscription is rejected, the funds delivered with this subscription will be returned promptly. By executing this Letter of Investment Intent, the undersigned acknowledges that the Company is relying upon the accuracy and completeness of the statements and representations contained in this Letter in complying with its obligations under the federal and state securities laws.

3. The undersigned acknowledges and represents that:

(a) The undersigned is in a financial position to hold the Shares for an indefinite period of time, is able to bear the economic risk of an investment in the Shares and may withstand a complete loss of the undersigned's investment in the Shares;

(b) The undersigned believes that the undersigned, either alone or together with the assistance of the undersigned's own professional advisor or advisors, has the knowledge and experience in business and financial matters that make the undersigned capable of reading and interpreting financial statements of and concerning the Company, and of evaluating the merits and risks of an investment in the Shares; and that the undersigned has the net worth to undertake these risks;

(c) The undersigned has obtained, to the extent the undersigned deems necessary, the undersigned's own personal professional advice with respect to the risks inherent in an investment in the Shares and to the suitability of an investment in the Shares in light of the undersigned's financial condition and investment needs;

(d) The undersigned understands that an investment in the Shares is highly speculative but that the undersigned believes that an investment in the Shares is suitable for the undersigned based upon the undersigned's investment objectives and financial needs, and that the undersigned has adequate means for providing for the undersigned's current financial needs and personal contingencies and has no need for liquidity of investment with respect to the Shares;

(e) The undersigned has been given access to full and complete information regarding the Company and has utilized that access to the undersigned's satisfaction for the purpose of obtaining information concerning the Company, an investment in the Shares and the terms and conditions of this offering of the shares, and has either attended or been given reasonable opportunity to attend a meeting with representatives of the Company for the purpose of asking questions of, and receiving answers from, these representatives concerning the Company, an investment in the Shares and the terms and conditions of this offering of the shares, and for the purpose of obtaining any additional information to the extent reasonably available that is necessary to verify the information provided;

(f) The undersigned recognizes that the Shares as an investment involve a high degree of risk, including, but not limited to, the risk of economic loss from the operations of the Company, due to the limited operation history of the Company and

its past limited profitability;

(g) The undersigned realizes that (i) the purchase of the Shares is a long-term investment; (ii) the purchaser of the Shares must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state, and, therefore, cannot be sold unless they are subsequently registered under these laws or exemptions from registrations are available; (iii) there presently is no public market for the Shares and the undersigned may not be able to liquidate the undersigned's investment in the Shares in the event of an emergency or to pledge the Shares as collateral for loans; and (iv) the transferability of the Shares is restricted, and (A) requires the written consent of the Company, (B) requires conformity with the restrictions contained in paragraph 4 below, and (C) will be further restricted by legends placed on the certificate or certificates representing the Shares referring to the applicable restrictions on transferability, and by stop transfer orders or notations on the Company's records referring to the restrictions on transferability;

(h) The undersigned certifies, under the penalties of perjury, that the undersigned is NOT subject to the backup withholding provisions of Section 3406(a)(1)(c) of the Internal Revenue Code of 1986. (NOTE: you are subject to backup withholding if (i) you fail to furnish your Social Security Number or taxpayer identification number in this subscription; (ii) the Internal Revenue Service notifies the Company that you furnished an incorrect Social Security Number or taxpayer identification number; (iii) you are notified that you are subject to backup withholding; or (iv) you fail to certify that you are not subject to backup withholding or you fail to certify your Social Security Number or taxpayer identification number.)

4. The undersigned has been advised that the Shares have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, that the Shares are being offered and sold pursuant to exemptions from the registration requirements of these laws, and that the reliance of the Company on these exemptions is predicated in part on the undersigned's representations to the Company contained in this Letter of Investment Intent. The undersigned represents and warrants that the Shares are being purchased for the undersigned's own account and for investment and without the intention of reselling or redistributing the Shares, that the undersigned has not made any agreement with any other person or entity regarding any of the Shares, and that the undersigned's financial condition is such that

it is not likely that it will be necessary for the undersigned to dispose of the Shares in the foreseeable future. The undersigned is aware that, in the view of the Securities and Exchange Commission, a purchase of the Shares with an intent to resell the Shares by reason of any foreseeable specific contingency or anticipated change in market values, or any change in the condition of the Company or its business, or in connection with a contemplated liquidation or settlement of any loan obtained for the acquisition of the Shares and for which the Shares were pledged as security, would represent an intent that is inconsistent with the representations set forth above. The undersigned further represents and agrees that, if, contrary to the undersigned's foregoing intentions, the undersigned later should desire to dispose of or transfer any of the Shares in any manner, the undersigned will not do so without first obtaining (i) an opinion of independent counsel satisfactory to the Company to the effect that the proposed disposition or transfer lawfully can be made without registration of the Shares pursuant to the Securities Act of 1933 as then in effect and applicable state securities law, or (ii) such registration (it being expressly understood that the Company will have no obligation to register the securities for this purpose).

5. The undersigned represents and warrants that the undersigned is a bona fide resident of, and is domiciled in and received the offer and made the decision to invest in the Shares in the State of California, and that the Shares are being purchased by the undersigned in the undersigned's own name solely for the undersigned's own beneficial interest, and not as nominee for, or on behalf of, or for the beneficial interest of, or with the intention to transfer to, any other person, trust or organization, except as specifically set forth in paragraph 10 of this Letter of Investment Intent.

6. The undersigned represents and warrants that the undersigned or the purchaser of the Shares named in paragraph 10, fits within each category marked below, and that for any category marked the undersigned has truthfully set forth the factual basis or reason the undersigned fits within that category. ALL INFORMATION IN RESPONSE TO THIS PARAGRAPH WILL BE KEPT STRICTLY CONFIDENTIAL. However, the undersigned, by signing this Letter of Investment Intent, agrees that the Company may present this document to whomever it deems appropriate if the Company is called upon to establish the availability of an exemption to the registration requirements of the Securities Act of 1933, as amended, and applicable state securities laws for this offering and sale of stock. The undersigned agrees to furnish any additional information that the Company deems necessary in order to verify the

answers set forth below.

Category I. - The undersigned is an individual (not a partnership, Corporation, trust, etc.) whose net worth with the undersigned's spouse presently exceeds $1 million. In calculating net worth, the undersigned may include equity in personal property and real estate, estate, including the undersigned's principal residence, cash, short-term investments, stocks, bonds, and securities. Equity in personal property and real estate should be based upon the fair market value of the property less any debt secured by the property.

Category II. - The undersigned is an individual (not a partnership, corporation, trust, etc.) who reasonably expects an individual income in excess of $200,000.00 (or $300,000.00 with the undersigned's spouse) in the current year, and had an individual income in excess of $200,000.00 (or $300,000.00 with the undersigned's spouse) in each of the last two years. Income includes foreign income, tax exempt income, and the full amount of any capital gains and losses. Individual income does not include any income of the undersigned's spouse or other family members; it also does not include any unrealized capital appreciation.

Category III. - The undersigned is a director or executive officer of the Company.

Category IV. - The undersigned is a bank, insurance company, registered investment company, registered business development company, licenses small business investment company, or employee benefit plan within the meaning of Title I of ERISA, whose plan fiduciary is either a bank, insurance company or registered investment advisor, or whose total assets exceed $5 million.

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(Describe entity)

Category V. - The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

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(Describe entity)

Category VI. - The undersigned is a non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, with total assets in excess of $5 million.

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(Describe entity)

Category VII. - The undersigned is a trustee of a trust that is revocable by the grantor at any time (including an individual retirement account), and the grantor qualifies under either Category I or Category II above. A copy of the trust agreement or declaration of trust and a representation as to the net worth and income of the grantor is enclosed with this Letter of Investment Intent.

Category VIII. - The undersigned is an entity of which all of the equity owners are "accredited investors" within one or more of the categories. If this category is the only category checked, each of the equity owners of the entity must complete a separate copy of this Letter of Investment Intent.

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(Describe entity)

7. The undersigned is informed of the significance to the Company of the foregoing representations, agreements and consents, and they are made with the intention that the Company may rely upon them and agrees to indemnify the Company, and its officers, directors and agents (the "Indemnified Parties") for any loss, claim or liability which any Indemnified Party might incur as a result of reliance upon any fact misrepresented by the undersigned in the Letter of Investment Intent.

8. The undersigned, if other than an individual, additionally represents:

(a) That the undersigned was not organized for the specific purpose of acquiring the Shares; and

(b) That this Letter of Investment Intent has been duly authorized by all necessary action on the part of the

undersigned, has been duly executed by an authorized officer or representative of the undersigned, and is a legal, valid and binding obligation of the undersigned, enforceable according to its terms.

9. The undersigned further represents and warrants that (place an "X" in one place below)"

(a) ____ the undersigned was not assisted or advised by the undersigned's own professional advisor in connection with the undersigned's investment in the Shares.

(b) ___ the undersigned was assisted or advised by the undersigned's own professional advisor in connection with the undersigned's investment in the Shares. The advisor's name, address and occupation are as follows:

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10. Manner in which title to the Shares is to be held. Place an "X" in one place below.

(a) _x_ Individual ownership
(b) ___ Community property
(c) ___ Joint tenant with right of survivorship
(d) ___ Partnership
(e) ___ Tenants in common
(f) ___ Corporation
(g) ___ Trust
(h) ___ Other
(Describe__________________)

11. The undersigned has or intends to make the investment described hereinabove based upon certain representations of the Company. These representations which are set forth in the next following paragraph, constitute an integral element to this transaction and additional consideration to the undersigned, without which the undersigned would not subscribe to the Company's stock.

The Company, within forty-five (45)days from the date hereof shall file a registration statement with the Securities and Exchange Commission. The shares being issued to you shall be entitled to the benefits of "Piggy-Back" registration, together with the shares to be registered by the Company. The cost for such registration shall be borne by the Company.

12. The Company shall cause to be issued to the undersigned warrants enabling the undersigned to purchase up to Two Million Two Hundred Fifty ($2,250,000) additional shares of the Company's stock for Twenty ($.20) Cents per share through December 15, 2005, at which time the Warrants shall expire and the right to purchase additional shares of the Company's stock pursuant to this paragraph "12" shall expire.

13. In consideration of the granting to me of the right to acquire the additional shares of stock of the Company as set forth in this letter, I hereby agree that all shares of stock acquired by me (and any shares acquired by exercise of any conversion or warrant or similar right) in accordance with either (and both) this Letter and/or pursuant to the prior purchases of Shares and/or Warrants, shall be subject to and will be sold by me only pursuant to the sale limitations imposed under Rule 144.

I further acknowledge that the right to shares to be purchased would not be granted, but for the restrictions imposed on the sale in accordance with this paragraph.

INDIVIDUAL

	Address to which correspondence should be sent
/s/ Russell Kuhn (Signature)	8680 Greenback Ln. # 220
	Orangevale, CA 95662
______________________ (Signature) - all record holders must sign	______________________
	______________________
Russell Kuhn Name(s) typed or printed	xxx-xx-0318 Social Security or taxpayer identification number
	______________________ Telephone number

THE PROVISIONS OF PARAGRAPH "11" ARE CONSENTED AND AGREED TO:

MarketShare Technologies, Inc.

BY: /s/ Mark Basile
President

WHEN COMPLETED AND EXECUTED THIS LETTER OF INVESTMENT INTENT SHOULD BE DELIVERED TO THE CORPORATION AND THE WIRE TRANSFER MADE.